INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED NOVEMBER 30, 2018 TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2018 OF:

Invesco Ultra Short Duration ETF

Effective on or around December 3, 2018, the Prospectus and Statement of Additional Information (“SAI”) are revised as follows:

The section titled “Additional Information About the Fund’s Strategies and Risks—Non-Principal Investment Strategies” in the Prospectus is amended by adding the following immediately after the subsection “—Borrowing Money”:

Securities Lending

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The section titled “Additional Information About the Fund’s Strategies and Risks—Additional Risks of Investing in the Fund” in the Prospectus is amended by adding the following immediately before the subsection “—Shares May Trade at Prices Different than NAV”:

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

The section titled “INVESTMENT STRATEGIES AND RISKS—Investment Risks” in the SAI is amended by adding the following at the end of the section:

Lending Portfolio Securities. From time to time, the Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. The Fund may lend portfolio securities to the extent of one-third of its total assets. The Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.

The Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market.

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with the Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund or Invesco will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral. The Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

The section titled “MANAGEMENT” in the SAI is amended by replacing the chart immediately before the subsection titled “—Aggregations” with the following:

Securities Lending Arrangement. The Fund may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. While collateral may consist of cash, U.S. Government securities, letters of credit, or such other collateral as may be permitted under the Fund’s investment policies, the Adviser currently accepts only cash collateral under the Program. Funds participating in the Program may lend securities to securities brokers and other borrowers. The Adviser renders certain administrative services to funds that engage in securities lending activities, which includes: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to agent inquiries; and (g) performing such other duties as may be necessary.

BNYM serves as the securities lending agent for the Program.

Prior to the Reorganization, the Predecessor Fund participated in a securities lending program. The Predecessor Fund’s securities lending agent was responsible for the administration and management of the Predecessor Fund’s securities lending program, including locating approved borrowers and arranging loans, negotiating the terms and conditions of any securities loan, collecting distributions from borrowers, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral and arranging for the return of loaned securities upon the termination of the loan. For the fiscal year ended August 31, 2018, the income earned by the Predecessor Fund, as well as the fees and/or compensation paid by the Predecessor Fund (in dollars) were as follows:

Gross income from securities lending activities	Fees paid to Securities Lending Agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in the revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
$4,470.96	$859.13	$0.00	$0.00	$0.00	$(1,257.00)	$0.00	$859.13	$4,868.83

The section titled “TAXES” in the SAI is amended by adding the following immediately before the subsection titled “—Tax Certification and Backup Withholding”:

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on qualified dividends income, if otherwise available, nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

Please Retain This Supplement For Future Reference.

P-PS-Actively Managed GSY 113018